UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2013

SIMPLEPONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21134	04-2893483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1090 Fountain Street North Cambridge, Ontario N3H 4R7
(Address of Principal Executive Offices)

519-650-9506

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE ON AMENDMENT

This amendment to our current report on Form 8-K is being filed to correct a scriveners/transcription error in the signature block of the original filing and no other changes or amendments have been made hereby. This amendment should be read in conjunction with our filings made with the SEC subsequent to the filing of the Form 8-K, including any amendments to those filings.

Item 4.01 Changes in Registrant’s Certifying Accountant.

“(a) Dismissal of Independent Registered Public Accounting Firm

On October 28, 2013, our board of directors dismissed DNTW Chartered Accountants, LLP (“DNTW”), as the Company’s independent registered public accounting firm.

DNTW’s report on the financial statements for the fiscal years ended December 31, 2012 and 2011, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, other than for a going concern.

During the fiscal the years ended December 31, 2012 and 2011, and in the subsequent interim period through October 28, 2013, the date of dismissal of DNTW, there were no disagreements with DNYW on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DNTW, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year. During the fiscal years ended December 31, 2012 and 2011, and in the subsequent interim period through October 28, 2013, the date of dismissal of DNTW, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided a copy of the above disclosures to DNTW and requested DNTW to provide it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not Moore Stephens agrees with the above disclosures. A copy of DNTW’s response letter is attached hereto as Exhibit 16.1.

(b) New Independent Registered Public Accounting Firm

On October 28, 2013, our board of directors approved the engagement of Schwartz Levitsky Feldman LLP (“SLF”), as the Company’s new independent registered public accounting firm.

During the fiscal years ended December 31, 2012 and 2011, and the subsequent interim period prior to the engagement of SLF, the Company has not consulted SLF regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(o)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits.

16.1    Letter from DNTW Chartered Accountants, LLP. (filed as Exhibit 16.1 to the Company’s Current Report on 8-K, filed on November 4, 2013).

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 8, 2013	SIMPLEPONS, INC.

By:	/s/ Gilbert Wood
Gilbert Wood, Chief Executive Officer